UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2016

BONE BIOLOGICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-53078	42-1743430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Columbus Ave. Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 661-2224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 22, 2016, Bone Biologics Corporation, a Delaware corporation (the “Company”), entered into a share purchase agreement (the “MTF Share Purchase Agreement”) with Musculoskeletal Transplant Foundation, Inc. (“MTF”), pursuant to which MTF agreed to purchase from the Company an aggregate of 731,707 shares of common stock of the Company at a price per share equal to $2.05. Mr. Bruce Stroever, MTF’s Chief Executive Officer, is the Chairman of the Board of the Company. Prior to giving effect to the transactions described in this Item 1.01, MTF holds approximately 30.61% of the Company’s issued and outstanding shares of common stock. The MTF Share Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On February 22, 2016, the Company entered into a share purchase agreement (the “Orthofix Share Purchase Agreement”) with Orthofix, Inc. (“Orthofix”), pursuant to which Orthofix agreed to purchase from the Company an aggregate of 487,804 shares of common stock of the Company at a price per share equal to $2.05. The Orthofix Share Purchase Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

On February 24, 2016 the Company entered into an Option Agreement for the Distribution and Supply of Sygnal™ demineralized bone matrix (“Sygnal”) with MTF pursuant to which:

a. MTF grants to the Company the exclusive right and option (the “Option”) to distribute Sygnal upon the critical terms as described in the Option Agreement (the “Option Rights”). The Company will exercise the Option, if at all, by providing written notice to MTF of its intent to do so. During the term of the Option, MTF will not enter into any agreements with any third parties which include the transfer by MTF of the Option Rights.

b. Upon the exercising of the Option, the Company will grant to MTF 700,000 shares of common stock in the Company.

c. Within 30 days of exercising the Option, MTF will provide the Company with a written proposal of a Definitive Agreement that includes, inter alia, the Critical Terms and those other commercially reasonable terms as agreed upon by the parties. The parties will fully negotiate in good faith all of the terms of the Definitive Agreement, and any ancillary agreements thereto consistent with the Critical Terms.

d. In the event the Company does not exercise the Option within the Term of the Option Agreement, MTF will be free to enter into any other agreement relating to the Option Rights as it deems appropriate without liability to the Company.

Sygnal is a bone void filler containing allograft bone that has the inorganic mineral removed, leaving behind the organic “collagen” matrix.

Convertible Secured Term Note and Warrant

On February 24, 2016, the Company issued a convertible promissory note in the amount of $2,000,000 (the “Convertible Note”) to Hankey Capital, LLC (“Hankey Capital”). The Convertible Note matures on February 23, 2019 (the “Maturity Date”) and bears interest at an annual rate of interest at the “prime rate” (as quoted in the “Money Rates” section of The Wall Street Journal) plus 4.0%, with a minimum rate of 8.5% per annum until maturity, with interest payable monthly in arrears. Prior to the Maturity Date, Hankey Capital has a right, in its sole discretion, to convert the Convertible Note into shares of the Company’s common stock (the “Conversion Shares”), at a conversion rate equal to $1.58 per share.

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The Convertible Note is secured by certain collateral shares of Common Stock issued by the Company in the name of Hankey Capital, in such amount so as to maintain a loan to value ratio of no greater than 50% (the “Collateral Shares”). The number of Collateral Shares will be adjusted on a yearly basis. The Convertible Note is further secured by all of the Company’s personal property, including collateral assignments of all the Company’s license agreements and the Option Agreement.

The principal amount of the loan is prepayable in whole or in part at any time, without premium or penalty. Upon any voluntary partial prepayment of outstanding principal, Hankey Capital will return Collateral Shares to the Company in the amount necessary, if any, to maintain the loan to value ratio at no less than 50%. Upon a full payment of the outstanding principal, all Collateral Shares will be returned and cancelled. Hankey Capital will also return Collateral Shares under the same terms in case of partial or full conversion of the Convertible Note.

The Company intends to use the proceeds of the Convertible Note for working capital and general corporate purposes.

In connection with the Convertible Notes, on February 24, 2016, the Company also issued a warrant (the “Warrant”) to Hankey Capital for 1,898,734 shares of Common Stock (the “Warrant Shares”) at an exercise price per share of $2.05. The Warrant will expire on February 23, 2021. The Warrant includes such other terms that are normal and customary for warrants of this type.

The Company also entered into a Registration Rights Agreement with Hankey Capital pursuant to which the Company granted to Hankey Capital demand and piggyback rights with respect to the Conversion Shares, the Collateral Shares, and the Warrant Shares.

The form of the Convertible Note, the Registration Rights Agreement and the Warrant are attached as Exhibits 10.4, 10.5 and 10.6 to this Report, and the summary description of the terms of the Convertible Note, the Warrant and the Registration Rights Agreement contained herein is qualified in its entirety by reference to Exhibits 10.4, 10.5 and 10.6.

Item 3.02. Unregistered Sales of Equity Securities

The discussion in Item 1.01 is hereby incorporated by reference.

The shares issued to MTF and Orthofix, the Convertible Note, the Warrant and the Collateral Shares (collectively, the “Securities”) will be issued in reliance of Section 4(a)(2) of the Securities Act of 1933, as amended. Such reliance was based upon the fact that (i) the issuance of the Securities did not involve a public offering, (ii) each counterparty represented that they are accredited investors and (iii) each counterparty made certain investment representations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

There is filed as part of this report the exhibit listed on the accompanying Index to Exhibits, which information is incorporated herein by reference.

Exhibit No.	Description

10.1	Stock Purchase Agreement with Musculoskeletal Transplant Foundation, Inc. dated as of February 22, 2016.

10.2	Stock Purchase Agreement with Orthofix, Inc. dated as of February 22, 2016.

10.3	Option Agreement for the Distribution and Supply of Sygnal™ dated as of February 24, 2016.

10.4	Bone Biologics Corporation Convertible Secured Term Note issued to Hankey Capital on February 24, 2016.

10.5	Bone Biologics Corporation Warrant issued to Hankey Capital on February 24, 2016.

10.6	Registration Rights Agreement between the Company and Hankey Capital dated as of February 24, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2016	Bone Biologics Corporation

	By:	/s/ STEPHEN R. LaNEVE
	Name:	Stephen R. LaNeve
	Title:	Chief Executive Officer

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Index to Exhibits

Exhibit No.	Description

10.1	Stock Purchase Agreement with Musculoskeletal Transplant Foundation, Inc. dated as of February 22, 2016.

10.2	Stock Purchase Agreement with Orthofix, Inc. dated as of February 22, 2016.

10.3	Option Agreement for the Distribution and Supply of Sygnal™ dated as of February 24, 2016.

10.4	Bone Biologics Corporation Convertible Secured Term Note issued to Hankey Capital on February 24, 2016.

10.5	Bone Biologics Corporation Warrant issued to Hankey Capital on February 24, 2016.

10.6	Registration Rights Agreement between the Company and Hankey Capital dated as of February 24, 2016.

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